RULE 497 DOCUMENT

These materials provide, in interactive data format using the eXtensible Business Reporting Language, information relating to the Supplement dated December 24, 2015 to the prospectus dated October 28, 2015 for the Registrants Victory CEMP Alternative Strategies Fund, Victory CEMP Commodity Enhanced Volatility Wtd Index Strategy Fund, Victory CEMP Commodity Volatility Wtd Index Strategy Fund, Victory CEMP Emerging Market Volatility Wtd Index Fund, Victory CEMP Enhanced Fixed Income Fund, Victory CEMP International Enhanced Volatility Wtd Index Fund, Victory CEMP International Volatility Wtd Index Fund, Victory CEMP Long/Short Strategy Fund, Victory CEMP Market Neutral Income Fund, Victory CEMP Multi-Asset Balanced Fund, Victory CEMP Multi-Asset Growth Fund, Victory CEMP REC Enhanced Volatility Wtd Index Fund, Victory CEMP Ultra Short Term Fixed Income Fund, Victory CEMP US 500 Enhanced Volatility Wtd Index Fund, Victory CEMP US 500 Volatility Wtd Index Fund, and Victory CEMP US Small Cap Volatility Wtd Index Fund that was filed with the with the Securities and Exchange Commission pursuant to Rule 497(e) under the Securities Act of 1933, as amended, on December 24, 2015 (Accession No. 0001104659-15-086732).

EXHIBIT INDEX

Exhibit No.	Description

101. INS	XBRL Instance Document

101. CAL	XBRL Taxonomy Extension Calculation Linkbase

101. SCH	XBRL Taxonomy Extension Schema Document

101. DEF	XBRL Taxonomy Extension Definition Linkbase

101. LAB	XBRL Taxonomy Extension Label Linkbase

101. PRE	XBRL Taxonomy Extension Presentation Linkbase